
BAKERY
DESSERTS

Third Quarter Fiscal 2023 Results Conference Call

April 27, 2023

DISCLAIMER

Forward-Looking Statements

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in shift in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; anti-takeover provisions in LSI's organizational documents and in Ohio law; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

Fiscal Third Quarter 2023 Results

Strong F3Q23 results highlighted by y/y organic growth in net sales, Adjusted EBITDA and Net Income

Stable demand, consistent price discipline and improved sales mix supported more than 190 basis points of y/y Adjusted EBITDA margin expansion

Significant y/y increase in free cash flow resulted in further debt reduction, with net leverage at 1.0x as of 3/31/23

Sustained commercial & operational momentum
Net sales +7% y/y; adj. operating income +47% y/y; adjusted EBITDA +32%; adjusted net income +30% y/y; supported by continued growth in commercial sales volumes, disciplined pricing and moderating raw materials expense

Driving consistent margin rate expansion
Gross margin rate +310 bps y/y to 27.4%; Adj. EBITDA margin rate +190 bps y/y to 9.6%; Lighting segment and Display Solutions EBITDA margin rate +50 bps y/y and +260 bps y/y, respectively

Focused capital allocation strategy
Reduced total net debt outstanding by $35 million on an LTM basis; Net leverage of 1.0x at 3/31/23; total cash and availability of $46 million

Diversified revenue mix supports stable growth
Lighting Segment sales increased 17% y/y, supported by strength across indoor and outdoor product markets; Display Solutions segment sales (4%) y/y despite strong underlying demand fundamentals, given timing of customer digital signage program

Significant, improved free cash flow generation
Generated nearly $39 million in LTM free cash flow through the end of F3Q23; FCF increased $8 million y/y in F3Q23; LTM FCF conversion more than 80%

Introduced 5-Year *Fast Forward* value creation initiative
Over the next five years, LSI intends to deliver more than 60% net sales growth; more than 100% Adjusted EBITDA growth; and at least 250 basis points of Adjusted EBITDA margin expansion

CONSOLIDATED FINANCIAL RESULTS

Sustained Year-Over-Year Growth in Revenue, Margin Rate and Profitability in F3Q23

Exceeded record, prior-year comparison, demonstrating strong execution on commercial and operational priorities

Adjusted EBITDA **+32%** y/y; Adjusted EBITDA margin rate **+190 bps y/y to 9.6%**

30% y/y growth in adjusted net income

Entering F4Q23, seeing stable quoting activity, but longer quote-to-order conversion cycle

Total Net Sales ($M)



$110.1
$117.5
F3Q22
F3Q23

Operating Income ($M)



$5.2
$6.0
$7.7
$8.8
F2Q22
F2Q23
Reported Operating Income
Adjusted Operating Income

Net Income ($M)



$3.6
$4.2
Adj. EPS
$0.15
$4.7
$5.5
Adj. EPS
$0.19
F2Q22
F2Q23
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



$8.5
Margin Rate
7.7%
$11.2
Margin Rate
9.6%
F2Q22
F2Q23

LIGHTING SEGMENT UPDATE

Balanced Year-Over-Year Sales Growth Within Indoor/Outdoor, Continued Margin Expansion

17% y/y sales growth – leveraging growing position in targeted vertical markets

Indoor lighting sales **+29% y/y**; Outdoor lighting **+18% y/y**

Adjusted EBITDA margin **+50 bps** y/y to 11.9%

Strong demand for contractor-grade, on-spec products

Project quote levels remain healthy (flat to PY), but quote-to-order conversion period lengthening

Lighting Segment Sales ($M)



$57.1
$66.7
F3Q22
F3Q23

Lighting Segment Adj. Gross Margin ($M)



$16.7
Margin Rate
29.2%
$20.3
Margin Rate
30.4%
F3Q22
F3Q23

Lighting Segment Adj. Operating Income ($M)



$5.1
$6.6
F3Q22
F3Q23

Lighting Segment Adjusted EBITDA ($M)



$6.5
Margin Rate
11.4%
$8.0
Margin Rate
11.9%
F3Q22
F3Q23

DISPLAY SOLUTIONS SEGMENT UPDATE

260+ bps y/y Growth in EBITDA Margin, Driven by Pricing Discipline and Improved Sales Mix

4% y/y sales decline due to timing of QSR digital signage program

---

Adjusted EBITDA margin **+260 bps y/y to 13.3%**

Grocery vertical demand for LSI mobile display cases remains strong; cross selling efforts into c-stores continues

---

C-store/refueling vertical sales flat y/y; won $4.5 million project to renovate 450 locations for large oil company; concept/design activity for new program inquiries remains high

Display Solutions Segment Sales ($M)


$53.0
$50.8
F3Q22
F3Q23

Display Solutions Segment Adj. Gross Margin ($M)


$10.2
Margin Rate
19.2%
$11.9
Margin Rate
23.5%
F3Q22
F3Q23

Display Solutions Segment Adj. Operating Income ($M)


$4.7
$5.7
F3Q22
F3Q23

Display Solutions Segment Adjusted EBITDA ($M)


$5.7
Margin Rate
10.7%
$6.8
Margin Rate
13.3%
F3Q22
F3Q23

DISCIPLINED WORKING CAPITAL MANAGEMENT

Working Capital Decline Driven by Targeted Sequential Reduction in Inventory Levels

Reduced total working capital **6% sequentially**

Reduced total inventory by **8% sequentially and 14% below prior-year period**

Supply chain continues to stabilize, allowing for further inventory reduction; maintaining targeted lead-times and service levels while continuing to optimize working capital

Total Working Capital ($M)



$83.4
$84.3
$90.5
$84.9
$79.8
3Q22
F4Q22
F1Q23
F2Q23
F3Q23

Total Inventory ($M)



$78.4
$74.4
$80.5
$73.2
$67.7
3Q22
F4Q22
F1Q23
F2Q23
F3Q23

CAPITAL ALLOCATION PRIORITIES

Prioritizing Capital Deployment Toward Debt Reduction, Return of Capital, Growth Initiatives

During last 12 months, free cash flow generation of ~**$39 million**; $9 y/y improvement in F3Q23 free cash flow

During last 12 months, Reduced net debt outstanding by **$35 million**; net leverage declined from 2.7x to **1.0x**

Remain focused on further **debt reduction**, **return of capital** initiatives and **opportunistic growth investments**

Free Cash Flow ($M)*(1,2)*



$3.3
$8.0
$10.1
$8.9
$11.7
F3Q22
F4Q22
F1Q23
F2Q23
F3Q23

Net Debt Outstanding ($M)*(3)*



$83.7
Net Leverage 2.7x
$77.1
Net Leverage 2.2x
$68.5
Net Leverage 1.7x
$60.1
Net Leverage 1.3x
$48.2
Net Leverage 1.0x
F3Q22
F4Q22
F1Q23
F2Q23
F3Q23

(1) Free cash flow (FCF) defined as adjusted EBITDA less capital expenditures
(2) Net leverage defined at net debt divided by trailing 12-month Adjusted EBITDA

FAST FORWARD FINANCIAL TARGETS [FY23-FY28]

Five-Year Financial Targets

Revenue Growth ($M)



$490
$150
$160
$800
2023e*
M&A
Organic Growth
2028

Adjusted EBITDA / Margin ($M)



9.5%-10.0%
12.5%
$47-$49
$100
2023e*
2028

Targeted Commercial Expansion
Durable Revenue Growth

- ✓ High-single-digit organic revenue growth; ~5-7% CAGR
- ✓ Balanced inorganic growth; $150+ M in acquisition-related revenue by 2028
- ✓ Organic market expansion through product expansion and enhanced commercialization

Focused Operational Excellence
Stable Margin Expansion

- ✓ Drive increased asset optimization
- ✓ Drive ratable cost reductions; targeting annualized cost of reduction of 2-3%
- ✓ Deliver at least 50 basis points of margin expansion annually

Long-Term Value Creation
Driving Profitable Growth

- ✓ Drive Ratable Annualized Growth in Adjusted EPS
- ✓ Deliver consistent free cash flow conversion; targeting 100% of Adjusted Net Income
- ✓ Committed to consistent payment of quarterly cash dividend

**LSI Fiscal Year (FY) July 1st, Through June 30th*

FAST FORWARD STRATEGIC PRIORITIES

Building Upon a Foundation of Commercial Growth and Operational Execution

Enterprise Growth

Expand Our Vertical Markets and Solutions Offering

- ✓ Deeper Penetration in Existing Verticals
- ✓ New Adjacent Solutions for Existing and New Verticals
- ✓ Market Driven New Product / Solutions Development
- ✓ M&A: Expand our Vertical Presence in New and Existing Segments

Partner of Choice

Build & Leverage Partners and Ecosystems

- ✓ Educate and Empower our Independent Sales Network
- ✓ Collaborate with Partners and End-Customer to Understand Unique Requirements
- ✓ Expand Integrator and Service Capabilities for Broad Solutions Offering
- ✓ Shared Incentives for Success

Business Excellence

Focus on Total Value Creation

- ✓ Provide Excellent Customer Service Throughout the Value Chain
- ✓ Leverage our US Manufacturing Footprint and Custom Solution Capabilities
- ✓ Drive Productivity and Continuous Improvement
- ✓ ESG Commitment
- ✓ Talent Management: Attract, Develop and Retain our People

Capital Allocation

Balanced & Disciplined Approach to Driving Shareholder Value

- ✓ Invest in Organic Sales Growth Opportunities
- ✓ Debt Reduction / Net Leverage
- ✓ Targeted Acquisitions
- ✓ Share Repurchase Authorization
- ✓ Committed to a Quarterly Cash Dividend


Exxon
Exxon
Synergy
Synergy

APPENDIX

STATEMENT ON NON-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended March 31, 2022 and 2021. Operating income, net income and earnings per share, which exclude the impact of acquisition costs, stock compensation expense, severance costs, and restructuring are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this presentation are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Net Debt and Organic Net Sales. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Net Debt and Organic Net Sales.

Non-GAAP RECONCILIATION

LSI Industries	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Net Sales [a]	127,470	127,069	128,804	117,470
Operating Income	7,175	10,021	9,038	7,732
Acquisition costs	112	-	-	
Consulting Expense: Commercial Growth Initiatives	-	303	486	75
Severance costs/Restructruing costs	8	12	33	
Stock compensation expense	824	551	1,002	968
Adjusted Operating Income [b]	**8,119**	**10,887**	**10,559**	**8,775**
Depreciation and amortization	2,494	2,421	2,419	2,455
Adjusted EBITDA [c]	**10,613**	**13,308**	**12,978**	**11,230**
Operating Margin % [b] / [a]	6.4%	8.6%	8.2%	7.5%
Adjusted EBITDA Margin % [c] / [a]	8.3%	10.5%	10.1%	9.6%

Lighting Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Net Sales [a]	67,786	67,534	66,833	66,707
Operating Income	7,022	9,157	6,755	6,529
Severance costs/Restructruing costs	5	13	18	-
Stock compensation expense	85	42	113	97
Adjusted Operating Income	**7,112**	**9,212**	**6,886**	**6,626**
Depreciation and amortization	1,429	1,387	1,381	1,344
Adjusted EBITDA [b]	**8,541**	**10,599**	**8,267**	**7,970**
Adjusted EBITDA Margin % [b] / [a]	**12.6%**	**15.7%**	**12.4%**	**11.9%**

Display Solutions Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Net Sales [c]	59,683	59,536	61,971	50,762
Operating Income	5,447	6,496	7,761	5,501
Severance costs/Restructruing costs		-	15	
Stock compensation expense	139	116	186	221
Adjusted Operating Income	**5,586**	**6,612**	**7,962**	**5,722**
Depreciation and amortization	1,005	974	976	1,044
Adjusted EBITDA [d]	**6,591**	**7,586**	**8,938**	**6,766**
Adjusted EBITDA Margin % [d] / [c]	**11.0%**	**12.7%**	**14.4%**	**13.3%**

Corporate Segment	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Operating Loss	(5,330)	(5,639)	(5,480)	(4,296)
Acquisition costs	112	-	-	-
Consulting Expense: Commercial Growth Initiatives	-	303	486	75
Severance costs/Restructruing costs	3	-	-	-
Stock compensation expense	599	394	703	650
Adjusted Operating Loss	**(4,616)**	**(4,942)**	**(4,291)**	**(3,571)**
Depreciation and amortization	60	60	62	68
Adjusted EBITDA	**(4,556)**	**(4,882)**	**(4,229)**	**(3,503)**

Non-GAAP RECONCILIATION

Three Months Ended March 31					Nine Months Ended March 31			
2023		2022		*(In thousands, except per share data)*	2023		2022	
	Diluted EPS		Diluted EPS	Reconciliation of net income to adjusted net income		Diluted EPS		Diluted EPS
$ 4,669	$0.16	$ 3,618	$0.13	Net income as reported	$17,347	$ 0.60	$ 9,856	$0.35
769	0.03	576	0.02	Long-Term Performance Based Compensation	2,107	0.08	1,850	0.07
-	-	16	-	Acquisition costs	-	-	285	0.01
-	-	4	-	Severance costs	38	-	4	-
59	-	-	-	Consulting expense: Commercial Growth Initiatives	708	0.02	-	-
$ 5,497	$0.19	$ 4,214	$0.15	Net income adjusted	$20,200	$ 0.70	$11,995	$0.43

Non-GAAP RECONCILIATION

LSI Industries	Q3 2022	Q3 2023
Net Sales [a]	110,111	117,470
Gross Margin	26,793	32,204
Severance costs	-	-
Restructuring and plant closure costs (gains)	-	-
Adjusted Gross Margin [b]	**26,793**	**32,204**
Adjusted Gross Margin % [b] / [a]	24.3%	27.4%

Lighting Segment	Q3 2022	Q3 2023
Net Sales [a]	57,126	66,707
Gross Margin	16,654	20,278
Severance costs		-
Restructuring and plant closure costs (gains)		-
Adjusted Gross Margin [b]	**16,654**	**20,278**
Adjusted Gross Margin % [b] / [a]	**29.2%**	**30.4%**

Display Solutions Segment	Q3 2022	Q3 2023
Net Sales [c]	52,985	50,762
Gross Margin	10,171	11,927
Severance costs		-
Restructuring and plant closure costs (gains)	-	-
Adjusted Gross Margin [b]	**10,171**	**11,927**
Adjusted Gross Margin % [b] / [a]	**19.2%**	**23.5%**

Corporate Segment	Q3 2022	Q3 2023
Gross Margin	(32)	(1)
Severance costs	-	-
Restructuring and plant closure costs (gains)	-	-
Adjusted Gross Margin	**(32)**	**(1)**

Non-GAAP RECONCILIATION

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Total consolidated current assets	$158,558	$158,917	$170,407	$ 149,025	$ 145,823
Total consolidated current liabilities	$ 75,171	$ 74,619	$ 79,935	$ 64,109	$ 66,036
Consolidated working capital	$ 83,387	$ 84,298	$ 90,472	$ 84,916	$ 79,787

	Q3 2022	Q4 2022	Q1 2023	Q2 2023	Q3 2023
Total consolidated inventory	$ 78,364	$ 74,421	$ 80,457	$ 73,205	$ 67,661


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LSI Investor Relations